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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222

Date of fiscal year end:         December 31, 2009

Date of reporting period:       December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

# ANNUAL REPORT

## DECEMBER 31, 2009

NO LOAD MUTUAL FUNDS

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

THE BERWYN FUNDS
TABLE OF CONTENTS

PAGE
Letter from the President	3-4
Berwyn Fund Portfolio Manager’s Letter	5-7
Growth of a $10,000 Investment	8
Berwyn Income Fund Portfolio Manager’s Letter	9-12
Growth of a $10,000 Investment	13
Berwyn Cornerstone Fund Portfolio Manager’s Letter	14-16
Growth of a $10,000 Investment	17
Schedule of Investments – Berwyn Fund	18-20
Schedule of Investments – Berwyn Income Fund	21-25
Schedule of Investments – Berwyn Cornerstone Fund	26-28
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes In Net Assets	31
Financial Highlights – Berwyn Fund	32
Financial Highlights – Berwyn Income Fund	33
Financial Highlights – Berwyn Cornerstone Fund	34
Notes to Financial Statements	35-41
Report of Independent Registered Public Accounting Firm	42
About Your Funds’ Expenses	43-44
Other Information	44
Board of Trustees and Executive Officers	45-46
Federal Tax Information	46

THE BERWYN FUNDS

2009 Annual Report

The Berwyn Funds

Letter from the President

January 22, 2010

Dear Shareholder:

The Berwyn Funds (the “Funds”) performed well in 2009 as each of the Funds posted total returns in excess of twenty-five percent. Moreover, each of the Funds performed well compared to its primary reference index.

The year 2009 began with the financial markets in turmoil and the economy sinking into a serious recession. However, as the year progressed the credit markets began to stabilize and the equity markets bottomed in early March. Then, as the financial markets gained confidence that the country’s banking system and commercial foundations would survive, the bond and stock markets rallied sharply and ended the year near their recovery highs.

It is typical that financial markets move well in advance of perception and last year followed that script. While unemployment statistics have worsened and other indicators of economic health have improved in an erratic manner, many investors have been left on the sidelines as the market has climbed the proverbial “wall of worry.”  Anecdotal evidence continues to suggest that the majority of investors remain nervous at this time primarily because they believe that the economic recovery being predicted by the stock market will be either illusory, inflationary, or both.

As stated in our mid-year report, we believe that the equity markets are in the middle of a cyclical bull market that has the potential to move higher. And while it would be pollyannish to think that a pullback to “test” the lows of 2009 will not occur when this cyclical move runs its course, in our opinion investors are unlikely to experience the horrific price declines witnessed during the height of the recent financial collapse in the foreseeable future.

The past decade has not been rewarding for most long-term stock investors. In fact, since 2000 bonds have easily outperformed the negative returns experienced by most equity investors. The primary problem that investors faced in the past decade was an attraction to investment “bubbles” that were supported by an overly accommodative Federal Reserve Board monetary policy. In 2000, the risk was the extraordinary mania for Internet related and other high technology stocks that rose to absurd prices. Later in the decade, investors’ emotions were drawn to the housing industry, which boomed on the theory that residential housing prices would never decline. As we now know, the consequences of this nonsensical thesis will haunt investors for many years.

In contrast to many investors, decade-long shareholders in the Berwyn Fund and Berwyn Income Fund (the Berwyn Cornerstone Fund began operations in 2002) have experienced positive returns. This was not accomplished by clever trading tactics, the use of arcane derivative instruments or a superior ability to predict the future, but by hard work and an adherence to our value oriented investment philosophy.  Our “bottom up” approach to investing, which requires a focus on the fundamentals of each company in which we invest, shunning the popular sectors, such as those cited in the previous paragraph, has delivered above average results with what we consider to be acceptable levels of volatility. I believe that we can continue to provide attractive returns to our shareholders in the years to follow.

The following pages provide the details of each Fund’s operations for 2009. Despite the wide-spread disillusionment with the financial markets, you will find the assets for each of our Funds is higher than at this time last year. In the case of the Berwyn Income Fund, there has been a dramatic increase in the number of shareholders and the asset base. This added responsibility is taken very seriously and your management team is working hard to maintain your trust as we begin a new year.

Sincerely,

Robert E. Killen,
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing.  The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.  The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2009 Annual Report

Berwyn Fund

a series of The Berwyn Funds

January 22, 2010

Dear Berwyn Fund Shareholder:

In the fourth quarter of last year, the Berwyn Fund’s (“BF’s”) net asset value per share advanced from $21.74 to $22.66 for a total return of 4.45 percent after adjusting for a dividend payment of $0.0478 paid on December 31st. The total return compared favorably with the performance of its reference index, the Russell 2000 Index, which gained 3.87 percent in the same three-month period. The Dow Jones Industrial Average (“DJIA”), Standard and Poor’s 500 Index (“S&P 500”) and NASDAQ Composite Index (“NASDAQ Index”) rose 8.10 percent, 6.04 percent and 7.20 percent, respectively, in the fourth quarter.

For the 2009 calendar year, BF rose from $17.78 to $22.66, a 27.71 percent total return after adjusting for the year-end dividend cited above. The Russell 2000 had an increase of 27.17 percent in the twelve-month period. The DJIA, S&P 500 and NASDAQ reported gains of 22.68 percent, 26.46 percent and 45.36 percent, respectively, for the year. All of the index performance numbers include dividends (total returns).

We are pleased that BF was able to outperform, if only by a narrow margin, its reference index in 2009, a time of rising stock prices, after its solid outperformance in 2008 (BF -27.09% vs. Russell 2000 -33.79%), a year of sharply declining stock prices. One of our goals is to mitigate the inherent volatility of small-cap stocks by selecting investments with superior balance sheets and management teams. For example, last year’s spectacular performance of the NASDAQ Index is tarnished by the Index’s 39.98 percent decline in the preceding year as compared to BF’s 27.09 percent decline in 2008. The NASDAQ Index is not one of BF’s reference indices, but its recent performance is illustrative of the importance of protecting against deep setbacks. Despite the NASDAQ Index’s strong performance in 2009, if we compare BF’s and the NASDAQ Index’s returns for the most recent two-

year period, we find that BF has declined cumulatively 6.88 percent as compared to a 12.76 percent decline for the NASDAQ Index.

To say that the financial markets were volatile in 2009 would be a gross understatement. The year began with the bond market in a state of chaos and the equity markets in free fall. As one might expect, investors were particularly uncomfortable with small-cap stocks during this time of great uncertainty. However, as the credit markets became more orderly and business activity showed some signs of stability, high quality corporate bonds successfully tested their 2008 lows and stocks were able to form a bottom in early March. As it became apparent that the problems in the residential housing and banking industries were not going to wreck the country’s economic system, a cyclical bull market carried the equity markets higher for the balance of the year.

Most BF stocks participated in the strong rally that began in March, but the major contributors to the Fund’s 2009 performance were 3COM, which rose after receiving an acquisition offer from Hewlett Packard, Sturm Ruger & Co., a firearms manufacturer undergoing a turnaround, Dress Barn, a retail clothing chain, Rudolph Technology, a provider of semiconductor metrology systems and RehabCare, a health-care provider. These holdings produced individual gains for the year ranging from 215 percent to 67 percent.

The Fund’s most disappointing performers were Wabash National, a manufacturer of truck trailers, Old National Bancorp, a mid-western bank, CIBER, a software solutions company, LaBranche, a New York Stock Exchange specialist firm and Suffolk Bancorp, a bank located on eastern Long Island. These holdings experienced individual losses for the year ranging from 58 percent to 14 percent. LaBranche was eliminated from BF’s portfolio last year and our position in CIBER has been reduced. On the other hand, we increased our ownership of Wabash National at a price that we believe will prove to be attractive.

In the fourth quarter, we added AAON, a manufacturer of heating and air-conditioning equipment, Fair Isaac, a provider of consulting services, Frontier Oil, an oil refiner and Laclede Group, a natural gas pipeline utility. In addition, we added to our positions in Vasco Data Security International, Hooker Furniture and Graham Corp. Carbo Ceramics and LaBranche were eliminated from the portfolio and partial sales of Advanced Energy Industries, Chiquita Brands, CIBER, Dress Barn, Ennis, Knoll and Tennant were made.

The accompanying graph illustrates BF’s performance over the past decade as compared to the Russell 2000.  In light of the difficult environment that we’ve experienced over the past ten years, we are pleased with the Fund’s results. It is noteworthy that the DJIA and S&P 500 experienced only marginal gains on a total return basis during this period. The NASDAQ Index has been down over the past decade.

At year-end, BF held 41 individual stock positions. These assets were distributed among eight major industry sectors as shown in the accompanying pie chart. Approximately two-thirds of the Fund’s assets were concentrated in four sectors where we believe major appreciation potential exists: Industrials, Information Technology, Financials and Consumer Discretionary. Assets in BF at year-end totaled $138 million as compared to

$118 million at the end of 2008. The weighted average capitalization of BF stocks was $629 million as compared to $615 million in 2008.

BF’s management team appreciates your support and continued confidence. If the economy continues to expand in 2010, as we expect, the cyclical bull market that began last March should help us make it another profitable year for our shareholders.

Sincerely,
The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/09 (Average Annual Total Returns)

	One Year	Five Years	Ten Years
Berwyn Fund	27.71%	1.43%	9.26%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/09 was 1.31%.  The expense ratio for Berwyn Fund as stated in 5/1/09 prospectus was 1.33%.  Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions (total return).  All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return).  The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The Fund’s prospectus contains this and other information about the Fund and should be read before investing.  The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment
in Berwyn Fund and Russell 2000 Index

THE BERWYN FUNDS

2009 Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

January 22, 2010

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund (“BIF”) for 2009’s fourth quarter was 3.90 percent. For the full year, 2009, BIF’s total return was 30.22 percent. This is the best annual return in the twenty-two year history of BIF.  A quarterly dividend of $0.146 per share was paid from net investment income, down from the $0.168 per share paid in last year’s fourth quarter.

Over the past two years, BIF has outperformed most mutual funds having a similar investment objective.  Morningstar, Inc., the mutual fund rating firm, classifies BIF, and funds with similar objectives, in its Conservative Allocation1  category.  Relative to this category, BIF outperformed the average return by 840 basis points, or 8.4 percentage points, in 2008 and 950 basis points in 2009.  This strong performance over the past two years can be attributed to several factors:  a seasoned investment team, our expanded research staff and the disciplined application of our investment process.  More specifically, the performance reflects management’s accurate assessment of the inherent risks and potential rewards for individual securities, and classes of securities, in the Fund’s investment universe during a period of unprecedented economic upheaval.

Uncharacteristically, both the stock and the fixed income portions of BIF performed similarly in 2009, each advancing about 30 percent.  While in most years it would be unusual for a bond portfolio to produce such a return, last year was anything but normal.

1
According to Morningstar, “Conservative Allocation funds seek to provide both capital appreciation and income by investing in three major areas:  stocks, bonds and cash.  These funds tend to hold smaller positions in stocks than moderate allocation funds.  These funds typically have 20% to 50% of assets in equities and 50% to 80% of assets in fixed income and cash.”  In 2008, there were 625 mutual funds in the Conservative Allocation category and BIF ranked in the 11th percentile.  In 2009, there were 555 funds in the category and BIF once more ranked in the 11th percentile.

High yield bonds, which had declined more than 26 percent in 2008, recorded an eye-popping total return of 57.51 percent in 2009 as measured by the Merrill Lynch High Yield Master II Index, one of BIF’s reference indices.  In contrast, investment grade bonds, as depicted by the Citigroup Broad Investment Grade Index, returned only 5.06 percent in 2009 after outperforming all of the popular stock and bond indices in 2008.  The high yield bond market rally of 2009 will most likely be remembered as one of the best ever for fixed income.  The Lipper Income Fund Index, our third reference index, and the only one containing an equity component, produced a total return of 21.23 percent in 2009.

The opportunities that presented themselves in both bonds and stocks in the late 2008, early 2009 period are not likely to be repeated anytime soon.  Fortunately, BIF was conservatively positioned with ample cash reserves as the markets and the economy started unraveling in 2008.  While the word “contrarian” is often overused by investors, your management’s contrarian thinking worked to good effect during this tumultuous period.

The Financials sector, one of the most volatile sectors during the past two years, serves as an example of our contrarian bent.  While many investors bailed out of this sector as the financial headline news deteriorated, BIF not only retained its holdings but bought additional shares of financial services companies that exhibited good balance sheets, prudent lending and investing standards and strong management teams.  JPMorgan Chase, Suffolk Bancorp, Chubb Corp. and T. Rowe Price are four examples of companies in this sector owned by BIF during the past year.  Rather than joining others in blindly selling any stock associated with financial services, we put our bottom-up research process to work to uncover some exceptional companies in this sector that know how to manage their businesses, even in the most difficult times.

In managing BIF we attempt to maintain a balanced portfolio not tied to any one theme or economic sector.  Our research process is designed to identiify good businesses across many different industries. Therefore, it is not surprising that the ten best performing stocks in the Fund in 2009 are in ten different industries:  Gentex Corp. (Auto Parts), T. Rowe Price (Investment Management), Disney (Media and Entertainment), American Equity Investment Life (Life Insurance and Annuities), Microsoft (Technology), Carbo Ceramics (Energy), 3M (Conglomerate), Alcoa (Basic Materials), Methode Electronics (Diversified Electronics) and Ennis Business Forms (Office Supplies).

In early 2009, management shifted BIF’s credit profile to be more aggressive as the remainder of its Government Agency bonds was sold and the proceeds invested in corporate and convertible bonds.  Convertible bonds were among the best performing fixed income holdings in BIF during last year.  In late 2008 and early 2009, we believed that many convertible bonds had become irrationally priced and offered the potential for significant capital appreciation.  As detailed in previous reports, during the winter of 2008/2009 the Fund purchased the convertible bonds of a number of well-researched companies at very attractive yields.

The corporate bond market is typically quoted in terms of credit spreads, that is, the difference between the yield of a particular corporate bond and the yield of a similar maturity Treasury bond.  As 2009 wore on, credit spreads tightened dramatically, meaning corporate bonds rallied relative to Treasury bonds.  This effectively reversed a significant portion of the spread widening that had occurred in 2008.  The improved outlook for corporate bonds resulted from several factors:  the return of stability to the capital markets, the decline in investors’ fears regarding an economic catastrophe, the re-opening of the credit markets and strong investor demand for income/yield.

While the dramatic narrowing of credit spreads in 2009 led to the out-sized returns recorded by high yield and, to a lesser extent, investment grade corporate bonds, this valuation adjustment has resulted in fewer attractive investment opportunities.  As a result, the risk profile of the Fund’s bond portfolio was lowered last quarter by purchasing government-backed Agency bonds.  While we are receiving lower yields on these securities, we are also assuming lower credit risk, which we believe to be a prudent course of action at this point in time.  As we are lowering the Fund’s risk portfolio, the high yield market has been issuing billions and billions of dollars in new debt.  We have not participated in this issuance, as many of the companies are, in our opinion, less credit-worthy, simply taking advantage of favorable credit market conditions to buy themselves time.  They are being opportunistic in extending their debt maturities but remain, fundamentally, weak credits.  In contrast, the high yield bonds owned in BIF were issued by companies that we believe to be on sound footing and have the potential to be upgraded by the credit rating agencies.

BIF attempts to balance the risks and rewards of its permitted investment categories to generate attractive income while preserving capital in real terms.  The Fund’s asset allocation derives from our bottom-up research process that analyzes each potential investment, whether stock or bond, based upon its individual merits and intrinsic value.  This disciplined, in-depth research process points us to those asset sectors exhibiting the greatest relative values.  If there is a dearth of quality investment candidates at attractive valuations, then BIF will have higher than normal cash levels.  If we find a sufficient number of quality investment candidates, then the Fund’s cash reserves will be relatively low.  Consistent with the reduction of credit risk in the fixed income portion of the portfolio mentioned above, the Fund’s equity weighting of 27.7% at year end was lower than its peak of slightly more than 30% reached during the second quarter of 2009.  The Fund finished the year with 9% in cash reserves.

While we see fewer attractive investment opportunities compared to this time last year, we believe that our investment process can identify new candidates which will provide attractive risk-adjusted returns.  The Fund is, in our opinion, well positioned to benefit from the potential value inherent in each of its holdings and is prepared to deploy its reserves as investment opportunities arise in 2010.

BIF’s solid long-term track record has resulted in assets growing to $691 million at the end of last year, an all time high.  We have expanded our research staff over the past several years to accommodate such growth and we closely monitor asset size to ensure that neither our investment flexibility nor future performance is compromised.  In our judgment, BIF and its advisor have ample capacity for additional growth at this time.

In closing, we would like to thank you for investing in BIF.  We are grateful for the opportunity to manage your assets and we hope to reward your trust in the years ahead.

Very truly yours,
The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/09 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	30.22%	6.72%	8.68%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/09 was 0.70%.  The expense ratio for Berwyn Income Fund as stated in the 5/1/09 prospectus was 0.76%. Returns for Berwyn Income Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends.  All index returns listed herein also include the reinvestment of dividends.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The Fund’s prospectus contains this and other information about the Fund and should be read before investing.  The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund, Citigroup Broad Investment Grade Index (BIG) and
Merrill Lynch High Yield Master II Index (MLHYMII)

Comparison of the Change in Value of a $10,000 Investment in
Berwyn Income Fund and Lipper Income Fund Index (LII)

THE BERWYN FUNDS

2009 Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

January 22, 2010

Dear Berwyn Cornerstone Fund Shareholder:

For the fourth quarter of 2009, Berwyn Cornerstone Fund (“BCF”) produced a total return of 7.82% inclusive of a $0.1003 income dividend per share paid on December 31st.  The primary benchmarks for BCF, the Standard & Poor’s 500 Index and the Standard & Poor’s 400 MidCap Index, recorded total returns of 6.04% and 5.56%, respectively, for the period.

Turning to the entire year, BCF’s net asset value per share increased from $9.63 to $12.44.  Including the previously mentioned income dividend, BCF’s total return for 2009 was 30.21%.  The S&P 500 Index and the S&P 400 MidCap Index produced total returns of 26.46% and 37.38%, respectively, in 2009.  Taking into account BCF’s outperformance versus both benchmarks in 2008, we were pleased to generate a positive total return falling between these two indices in 2009.

From an economic standpoint, what a difference a year makes!  At this time last year financial markets were in turmoil, corporate earnings had dropped precipitously and a dire economic outlook was seen by most.  As we enter 2010, financial markets have rallied significantly off last March’s bottom and corporate earnings for many industries have shown sequential improvement for the past two quarters.

The improvement in corporate profits, as we have mentioned in previous quarterly letters, is due primarily to major cost cutting programs that included layoffs and plant closings.  Yet many questions remain surrounding the state of the economy and the sustainability of the rally in the stock market, the most pressing concern being the unemployment rate and the potential for job creation.  With consumer spending accounting for two-thirds of Gross Domestic Product (GDP), the answer to these questions will directly affect revenue growth, which remains the most elusive piece of the economic recovery for most companies.

BCF’s return during 2009 was greatly enhanced by our holdings of Teradyne, Inc., T. Rowe Price and Gentex Corp., all three of which recorded significant gains for the year.  Teradyne benefited from an increase in orders for semiconductor equipment.  T. Rowe Price, an investment advisory company, saw its stock rise in concert with the recovery in the financial markets.  Gentex, an auto parts supplier, registered improved performance due to higher new vehicle demand resulting, at least partly, from the cash for clunkers program.

Stocks that performed below expectations during 2009 included General Electric, Allstate and TRW Automotive.  All three stocks were sold in the first half of the year due to poor individual business performances, even taking into account the weak economy.  While we believed each of these companies offered attractive potential at the time of purchase, our analyses of their subsequent results led us to conclude otherwise.

As we stress in virtually all of our shareholder letters, our research process does not rely on trying to predict the state of the economy twelve months from now or precisely how much the companies in our portfolio may earn over the next quarter or two.  Rather, we attempt to purchase financially strong, well-managed companies at points in time when, in our opinion, their intrinsic values are not fully reflected in their current stock market prices.  Over time, we have found that this strategy leads to the creation of a portfolio that limits losses during times of market weakness, such as in 2008, but presents opportunities for gains as the market eventually recognizes the value of these companies.  In implementing this strategy, we search for areas of the market which have unsustainably low expectations.

Entering 2009, the majority of the companies owned by BCF would have fit into this low expectation category.  Following last year’s increase in prices, there are fewer areas of low expectation in the market.  Consequently, we are not finding as many high quality companies as in the recent past that trade at levels we would consider attractive.  As a by-product of this dearth of attractive investment candidates, BCF’s cash has been allowed to rise to a level of just under 10 percent at year end.  It is important to stress that this increase in cash reserves is not the result of a dire market or economic outlook on our part, but rather the outgrowth of individual company valuations in today’s market.

In the fourth quarter of 2009, we added one new name to the portfolio, Tidewater, Inc.  Tidewater is a provider of supply vessels to the offshore drilling industry.  The fact that just one new security was purchased in the fourth quarter of 2009 attests to a market that offers less value to the investor today than twelve months ago.  During the fourth quarter we completely sold our position in BJ Services after its takeover by Baker Hughes.  We also trimmed a number of stock positions, including Abbott Laboratories, Coca-Cola, Conagra Foods, Hewlett Packard, JPMorgan Chase, Kimberly-Clark, Microsoft, QLogic and Teradyne, as they increased in price and became over-weighted in the portfolio.

Despite the return to more normal markets during the final three quarters of 2009, it is nevertheless uncertain what 2010 will offer investors.  Without further improvement in revenue and earnings, it will be difficult for stocks to increase in price from current levels.  However, if the economy continues to expand we believe that BCF’s portfolio of securities offers potential for appreciation.  As always, no matter the short-term outlook, we will strive to be opportunistic in our purchases of companies that offer the attractive upside potential we seek while limiting price risk.

We are thankful for the support of our shareholders and look forward to reporting on our progress as 2010 progresses.

Very truly yours,
The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/09 (Average Annual Total Returns)
	One Year	Five Years	Since Inception (5/01/02)
Berwyn Cornerstone Fund	30.21%	3.03%	5.31%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/09 were 2.72% and 2.00%, respectively.  The total and net expense ratios for Berwyn Cornerstone Fund as stated in the 5/1/09 prospectus were 2.82% and 2.04%, respectively The Advisor has contractually agreed to waive all or a portion of its management fees in order to limit BCF’s ratio expenses to average net assets to 2.00%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions (total return).  All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return).  The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The Fund’s prospectus contains this and other information about the Fund and should be read before investing.  The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment
in Berwyn Cornerstone Fund, S&P 500 Index and S&P Mid-Cap 400 Index

BERWYN FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 96.6%	Shares	Value
AEROSPACE & DEFENSE — 2.4%
Ducommun, Inc.	174,266	$3,260,517

AIRLINES — 2.8%
SkyWest, Inc.	226,700	3,828,963

AUTO - TRUCK TRAILERS — 0.8%
Wabash National Corp.+	546,975	1,033,783

AUTO PARTS & EQUIPMENT — 3.3%
Exide Technologies+	641,800	4,550,362

BANKS — 5.0%
Old National Bancorp	194,500	2,417,635
Suffolk Bancorp	151,021	4,485,324
		6,902,959
BUILDING PRODUCTS - AIR & HEATING — 1.2%
AAON, Inc.	86,991	1,695,455

COMMERCIAL PRINTING — 4.7%
Courier Corp.	180,397	2,570,657
Ennis, Inc.	235,078	3,946,960
		6,517,617
COMMERCIAL SERVICES & SUPPLIES — 2.5%
American Ecology Corp.	203,435	3,460,429

COMMUNICATIONS EQUIPMENT — 4.3%
3Com Corp.+	780,000	5,850,000

COMPUTERS & PERIPHERALS — 1.2%
Stratasys, Inc.+	98,000	1,686,580

CONSTRUCTION & ENGINEERING — 2.8%
Granite Construction, Inc.	114,000	3,837,240

ELECTRONIC EQUIPMENT, INSTRUMENTS
& COMPONENTS — 4.0%
Advanced Energy Industries, Inc.+	311,700	4,700,436
Plexus Corp.+	30,000	854,400
		5,554,836
ELECTRONICS — 2.2%
Methode Electronics, Inc.	344,075	2,986,571

FOOD — 3.1%
Chiquita Brands International, Inc.+	234,800	4,235,792

BERWYN FUND
SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 96.6% (continued)	Shares	Value
GAS UTILITIES — 2.4%
Laclede Group, Inc. (The)	96,312	$3,252,456

HEALTH CARE PROVIDERS & SERVICES — 5.8%
LifePoint Hospitals, Inc.+	112,500	3,657,375
RehabCare Group, Inc.+	143,284	4,360,132
		8,017,507
HOME FURNISHINGS — 4.0%
Ethan Allen Interiors, Inc.	165,800	2,225,036
Hooker Furniture Corp.	264,347	3,259,399
		5,484,435
INFORMATION SERVICES — 0.5%
CIBER, Inc.+	180,808	623,788

INSURANCE — 8.9%
American Equity Investment Life Holding Co.	594,500	4,423,080
FPIC Insurance Group, Inc.+	101,715	3,928,233
Horace Mann Educators Corp.	310,350	3,879,375
		12,230,688
INTERNET SOFTWARE & SERVICES — 2.5%
Vasco Data Security International, Inc.+	540,665	3,384,563

MACHINERY — 6.2%
Gorman-Rupp Co. (The)	57,000	1,575,480
Graham Corp.	213,325	4,415,827
Tennant Co.	98,699	2,584,927
		8,576,234
MISCELLANEOUS MANUFACTURING — 1.5%
Sturm, Ruger & Co., Inc.	217,700	2,111,690

OFFICE FURNITURE PRODUCTS — 2.6%
Knoll, Inc.	349,000	3,605,170

OIL & GAS - REFINING — 0.3%
Frontier Oil Corp.	38,000	457,520

OIL & GAS SERVICES — 5.5%
Gulf Island Fabrication, Inc.	158,731	3,338,113
Newpark Resources, Inc.+	1,015,850	4,297,045
		7,635,158
RETAIL — 4.0%
Dress Barn, Inc.+	114,500	2,640,370
Genesco, Inc.+	102,200	2,806,412
		5,446,782
RETAIL - FOOD — 2.1%
Ingles Markets, Inc. - Class A	193,694	2,924,779

BERWYN FUND
SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 96.6% (continued)	Shares	Value
SEMICONDUCTORS — 5.0%
Cohu, Inc.	259,050	$3,613,748
Rudolph Technologies, Inc.+	491,725	3,304,392
		6,918,140
SOFTWARE — 1.9%
Fair Isaac Corp.	122,500	2,610,475

THRIFTS & MORTGAGE FINANCE — 3.1%
Dime Community Bancshares, Inc.	363,250	4,257,290

TOTAL COMMON STOCKS (Cost $130,975,361)		$132,937,779

MONEY MARKET FUNDS — 3.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.03%*	2,426,815	$2,426,815
Fidelity Institutional Money Market Portfolio - Select Class, 0.20%*	2,426,816	2,426,816
TOTAL MONEY MARKET FUNDS (Cost $4,853,631)		$4,853,631

TOTAL INVESTMENTS AT VALUE — 100.1%
(Cost $135,828,992)		$137,791,410

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(111,144)

NET ASSETS — 100.0%		$137,680,266

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2009.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 27.7%	Shares	Value
AUTO PARTS & EQUIPMENT — 0.2%
Gentex Corp.	90,000	$1,606,500

BANKS — 2.5%
New York Community Bancorp, Inc.	570,000	8,270,700
Suffolk Bancorp	298,627	8,869,222
		17,139,922
BEVERAGES — 1.1%
Coca-Cola Co. (The)	137,000	7,809,000

BUILDING PRODUCTS - AIR & HEATING — 0.1%
AAON, Inc.	45,800	892,642

COMMERCIAL PRINTING — 0.9%
Ennis, Inc.	382,456	6,421,436

COMMERCIAL SERVICES & SUPPLIES — 0.3%
American Ecology Corp.	109,200	1,857,492

DIVERSIFIED FINANCIAL SERVICES — 0.6%
JPMorgan Chase & Co.	100,000	4,167,000

ELECTRICAL EQUIPMENT — 1.0%
Emerson Electric Co.	159,000	6,773,400

ELECTRONICS — 0.4%
Methode Electronics, Inc.	321,431	2,790,021

ENERGY EQUIPMENT & SERVICES — 1.0%
Tidewater, Inc.	150,000	7,192,500

FOOD — 2.5%
Campbell Soup Co.	254,000	8,585,200
ConAgra Foods, Inc.	378,000	8,712,900
		17,298,100
FOOD - WHOLESALE — 1.5%
SYSCO Corp.	373,000	10,421,620

GAS UTILITIES — 0.9%
Laclede Group, Inc. (The)	178,100	6,014,437

HEALTH CARE - PRODUCTS — 1.5%
Johnson & Johnson	158,000	10,176,780

HOUSEHOLD PRODUCTS — 1.3%
Kimberly-Clark Corp.	145,000	9,237,950

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 27.7% (continued)	Shares	Value
INSURANCE — 1.6%
American Equity Investment Life Holding Co.	130,942	$974,208
Chubb Corp. (The)	209,000	10,278,620
		11,252,828
MACHINERY — 0.1%
Met-Pro Corp.	77,475	822,785

MEDIA — 0.9%
Walt Disney Co. (The)	198,000	6,385,500

METAL - ALUMINUM — 1.0%
Alcoa, Inc.	415,000	6,689,800

MISCELLANEOUS MANUFACTURING — 1.0%
3M Co.	80,000	6,613,600

MULTI-UTILITIES — 0.9%
Vectren Corp.	255,895	6,315,489

PERSONAL SERVICES — 0.9%
Hillenbrand, Inc.	313,366	5,903,815

PHARMACEUTICALS — 2.5%
AstraZeneca PLC - ADR	183,500	8,613,490
GlaxoSmithKline PLC - ADR	202,000	8,534,500
		17,147,990
RETAIL - FOOD — 0.6%
Ingles Markets, Inc. - Class A	291,703	4,404,715

SEMICONDUCTORS — 1.3%
Intel Corp.	422,500	8,619,000

SOFTWARE — 1.1%
Microsoft Corp.	253,000	7,711,440

TOTAL COMMON STOCKS (Cost $158,359,561)		$191,665,762

PREFERRED STOCKS — 1.0%	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 1.0%
Health Care REIT, Inc. - Series D	88,862	$2,199,334
Public Storage - Series F	220,331	4,889,145
TOTAL PREFERRED STOCKS (Cost $6,601,016)		$7,088,479

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 56.9%	Par Value	Value
AEROSPACE & DEFENSE — 1.3%
Ceradyne, Inc., 2.875%, due 12/15/35 CV	$9,472,000	$8,927,360

BEVERAGES - RETAIL — 1.0%
Starbucks Corp., 6.25%, due 08/15/17	6,528,000	6,904,391

BOOK PUBLISHING — 1.0%
McGraw-Hill Cos., Inc. (The), 6.55%, due 11/15/37	6,999,000	6,875,188

COMMERCIAL SERVICES & SUPPLIES — 2.7%
School Specialty, Inc., 3.75%, due 11/30/26 CV	19,990,000	18,965,513

CONSUMER PRODUCTS — 1.6%
Church & Dwight Co., Inc., 6.00%, due 12/15/12	11,007,000	11,199,622

CORRECTIONAL FACILITIES — 2.2%
Corrections Corp. of America, 6.25%, due 03/15/13	15,212,000	15,288,060

COSMETICS & PERSONAL CARE — 1.6%
Chattem, Inc., 7.00%, due 03/01/14	10,642,000	10,934,655

ELECTRIC UTILITIES — 0.9%
Constellation Energy Group, Inc., 4.55%, due 06/15/15	4,862,000	4,875,123
PSEG Power, Inc., 5.50%, due 12/01/15	1,000,000	1,062,304
		5,937,427
ENERGY SERVICES — 2.4%
Bristow Group, Inc., 6.125%, due 06/15/13	16,843,000	16,632,462

FOOD — 2.3%
Chiquita Brands International, Inc., 7.50%, due 11/01/14	12,400,000	12,276,000
Chiquita Brands International, Inc., 8.875%, due 12/01/15	3,625,000	3,697,500
		15,973,500
HEALTH CARE EQUIPMENT & SUPPLIES — 0.9%
Hospira, Inc., 6.05%, due 03/30/17	5,718,000	5,984,545

HEALTH CARE PROVIDERS & SERVICES — 6.5%
Humana, Inc., 6.30%, due 08/01/18	11,221,000	10,867,449
LifePoint Hospitals, Inc., 3.25%, due 08/15/25 CV	17,150,000	15,799,438
Omnicare, Inc., 6.75%, due 12/15/13	6,050,000	5,929,000
Omnicare, Inc., 3.25%, due 12/15/35 CV	9,299,000	7,567,061
Quest Diagnostics, Inc., 5.45%, due 11/01/15	4,186,000	4,525,480
		44,688,428
HOUSEHOLD DURABLES — 3.7%
D.R. Horton, Inc., 5.375%, due 06/15/12	9,025,000	9,115,250
D.R. Horton, Inc., 6.125%, due 01/15/14	2,000,000	1,995,000
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	2,902,500
NVR, Inc., 5.00%, due 06/15/10	11,746,000	11,853,840
		25,866,590

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 56.9% (continued)	Par Value	Value
INFORMATION SERVICES — 1.6%
Equifax, Inc., 6.30%, due 07/01/17	$2,455,000	$2,504,878
Equifax, Inc., 6.90%, due 07/01/28	2,070,000	1,984,667
Equifax, Inc., 7.00%, due 07/01/37	6,665,000	6,553,221
		11,042,766
INSURANCE — 5.9%
American Equity Investment Life Holding Co., 5.25%, due 12/06/24 CV	18,500,000	17,644,375
Horace Mann Educators Corp., 6.85%, due 04/15/16	13,000,000	12,953,460
Unum Group, 7.625%, due 03/01/11	9,851,000	10,158,893
		40,756,728
LEISURE EQUIPMENT & PRODUCTS — 1.1%
Smith & Wesson Holding Co., 4.00%, due 12/15/26 CV	8,000,000	7,420,000

MACHINERY — 2.3%
Columbus McKinnon Corp., 8.875%, due 11/01/13	1,197,000	1,222,436
Westinghouse Air Brake Technologies Corp., 6.875%, due 07/31/13	14,310,000	14,453,100
		15,675,536
MEDIA — 0.1%
TCI Communications, Inc., 7.125%, due 02/15/28	1,000,000	1,038,758

METAL PRODUCTS — 1.8%
Valmont Industries, Inc., 6.875%, due 05/01/14	12,400,000	12,741,000

MISCELLANEOUS MANUFACTURING — 0.2%
General Electric Co., 5.25%, due 12/06/17	1,333,000	1,362,146

OIL & GAS - REFINING — 2.9%
Frontier Oil Corp., 6.625%, due 10/01/11	19,820,000	19,943,875

PACKAGING & CONTAINERS — 2.3%
Silgan Holdings, Inc., 6.75%, due 11/15/13	15,675,000	15,831,750

PERSONAL SERVICES — 2.1%
Service Corp. International, 7.875%, due 02/01/13	810,000	789,750
Service Corp. International, 7.375%, due 10/01/14	8,340,000	8,381,700
Service Corp. International, 6.75%, due 04/01/15	5,720,000	5,605,600
		14,777,050
REAL ESTATE INVESTMENT TRUSTS — 2.3%
Health Care REIT, Inc., 6.00%, due 11/15/13	6,035,000	6,122,876
Health Care REIT, Inc., 5.875%, due 05/15/15	8,260,000	8,088,299
Realty Income Corp., 5.95%, due 09/15/16	1,730,000	1,704,360
		15,915,535
RETAIL — 4.3%
Home Depot, Inc. (The), 5.875%, due 12/16/36	5,727,000	5,528,027
Wal-Mart Stores, Inc., 5.25%, due 09/01/35	12,235,000	12,030,908
Woolworth Corp., 8.50%, due 01/15/22	12,929,000	12,217,905
		29,776,840

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 56.9% (continued)	Par Value	Value
TELECOMMUNICATIONS — 0.3%
Ameritech Capital Funding Corp., 6.875%, due 10/15/27	$2,000,000	$2,005,366

TELECOMMUNICATIONS EQUIPMENT — 0.1%
Anixter, Inc., 5.95%, due 03/01/15	740,000	693,750

TOYS/GAMES/HOBBIES — 1.5%
Hasbro, Inc., 6.30%, due 09/15/17	2,575,000	2,725,019
Hasbro, Inc., 6.60%, due 07/15/28	8,270,000	7,538,742
		10,263,761

TOTAL CORPORATE BONDS (Cost $371,052,454)		$393,422,602

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.6%	Par Value	Value
FEDERAL FARM CREDIT BANK — 2.9%
3.20%, due 06/02/15	$20,000,000	$19,725,720

FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.7%
2.625%, due 11/20/14	5,000,000	4,961,230

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $24,982,176)		$24,686,950

MONEY MARKET FUNDS — 9.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.03%*	31,710,692	$31,710,692
Fidelity Institutional Money Market Portfolio - Select Class, 0.20%*	31,710,691	31,710,691
TOTAL MONEY MARKET FUNDS (Cost $63,421,383)		$63,421,383

TOTAL INVESTMENTS AT VALUE — 98.4%
(Cost $624,416,590)		$680,285,176

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.6%		11,211,166

NET ASSETS — 100.0%		$691,496,342

ADR - American Depositary Receipt.

CV - Convertible Security.

*	Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2009.

See Accompanying Notes to Financial Statements

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 90.6%	Shares	Value
AUTO PARTS & EQUIPMENT — 2.6%
Gentex Corp.	11,575	$206,614

BANKS — 3.8%
New York Community Bancorp, Inc.	21,025	305,073

BEVERAGES — 3.1%
Coca-Cola Co. (The)	4,375	249,375

COMPUTERS — 2.1%
Hewlett-Packard Co.	3,325	171,271

DIVERSIFIED FINANCIAL SERVICES — 1.8%
JPMorgan Chase & Co.	3,425	142,720

ELECTRICAL EQUIPMENT — 3.3%
Emerson Electric Co.	6,125	260,925

ENERGY EQUIPMENT & SERVICES — 3.2%
Tidewater, Inc.	5,300	254,135

ENVIRONMENTAL CONTROL — 2.8%
Waste Management, Inc.	6,575	222,301

FOOD — 6.2%
Campbell Soup Co.	7,450	251,810
ConAgra Foods, Inc.	10,650	245,482
		497,292
FOOD - WHOLESALE — 3.6%
SYSCO Corp.	10,425	291,274

HEALTH CARE - PRODUCTS — 3.4%
Johnson & Johnson	4,175	268,912

HOME FURNISHINGS — 0.7%
Ethan Allen Interiors, Inc.	4,425	59,383

HOUSEHOLD PRODUCTS — 3.1%
Kimberly-Clark Corp.	3,925	250,062

INSURANCE — 6.7%
Chubb Corp. (The)	4,950	243,441
Unum Group	14,850	289,872
		533,313
INVESTMENT MANAGEMENT — 1.0%
T. Rowe Price Group, Inc.	1,575	83,869

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 90.6% (continued)	Shares	Value
MEDIA — 3.5%
Walt Disney Co. (The)	8,650	$278,962

METAL - ALUMINUM — 4.1%
Alcoa, Inc.	20,400	328,848

MISCELLANEOUS MANUFACTURING — 3.5%
3M Co.	3,425	283,145

OIL & GAS — 3.0%
Chevron Corp.	3,075	236,744

PERSONAL SERVICES — 2.3%
Hillenbrand, Inc.	9,800	184,632

PHARMACEUTICALS — 10.3%
Abbott Laboratories	3,525	190,315
AstraZeneca PLC - ADR	5,025	235,873
GlaxoSmithKline PLC - ADR	5,700	240,825
Pfizer, Inc.	8,900	161,891
		828,904
RETAIL — 2.3%
Best Buy Co., Inc.	4,775	188,422

SEMICONDUCTORS — 8.1%
Intel Corp.	11,975	244,290
QLogic Corp.+	11,775	222,076
Teradyne, Inc.+	17,075	183,215
		649,581
SOFTWARE — 3.0%
Microsoft Corp.	7,800	237,744

SPECIALTY RETAIL — 3.1%
Lowe’s Cos., Inc.	10,625	248,519

TOTAL COMMON STOCKS (Cost $6,580,339)		$7,262,020

EXCHANGE-TRADED FUNDS — 1.0%	Shares	Value
iShares S&P MidCap 400 Value Index Fund (Cost $86,244)	1,275	$84,086

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (continued)

MONEY MARKET FUNDS — 9.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.03%*	379,399	$379,399
Fidelity Institutional Money Market Portfolio - Select Class, 0.20%*	379,398	379,398
TOTAL MONEY MARKET FUNDS (Cost $758,797)		$758,797

TOTAL INVESTMENTS AT VALUE — 101.1%
(Cost $7,425,380)		$8,104,903

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1%)		(86,438)

NET ASSETS — 100.0%		$8,018,465

ADR - American Depositary Receipt.

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2009.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
At Market Value (Cost $135,828,992, $624,416,590 and $7,425,380 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$137,791,410	$680,285,176	$8,104,903
Receivables:
Dividends	117,588	665,356	15,581
Interest	—	5,484,729	—
Fund Shares Sold	247,124	5,970,645	490
Other Assets	14,203	41,682	8,200
Total Assets	138,170,325	692,447,588	8,129,174

Liabilities
Payables:
Fund Shares Redeemed	222,025	547,427	92,205
Investment Securities Purchased	112,898	—	—
Accrued Investment Advisory Fees (Note 5)	113,618	281,961	4,089
Accrued Administration Fees (Note 5)	17,205	75,475	3,380
Other Accrued Expenses and Liabilities	24,313	46,383	11,035
Total Liabilities	490,059	951,246	110,709

Net Assets	$137,680,266	$691,496,342	$8,018,465

Net Assets Consist of:
Paid-in Capital	$159,535,489	$640,119,180	$8,125,929
Undistributed Net Investment Income	—	10,540	—
Accumulated Net Realized Losses From Security Transactions	(23,817,641)	(4,501,964)	(786,987)
Net Unrealized Appreciation on Investment Securities	1,962,418	55,868,586	679,523
Net Assets	$137,680,266	$691,496,342	$8,018,465

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	6,076,208	54,129,390	644,422

Net Asset Value and Offering Price Per Share	$22.66	$12.77	$12.44

Minimum Redemption Price Per Share (Note 2)	$22.43	$12.64	$12.32

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
Year Ended December 31, 2009

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends	$1,806,986	$4,707,017	$200,334
Interest	—	20,551,645	2
Total Investment Income	1,806,986	25,258,662	200,336

Expenses
Investment Advisory Fees (Note 5)	1,154,658	2,087,870	67,707
Administration Fees (Note 5)	179,141	571,534	38,753
Registration Fees	34,382	62,021	20,249
Custodian and Bank Service Fees	29,116	50,588	3,177
Professional Fees	28,561	28,561	23,296
Postage and Supplies	26,526	44,859	6,268
Report Printing	14,377	24,178	2,793
Insurance	12,022	18,025	1,114
Trustees’ Fees and Expenses	10,087	10,087	10,087
Compliance Service Fees (Note 5)	3,240	3,240	3,240
Other Expenses	25,564	28,062	7,437
Total Expenses Before Fee Waivers by Advisor	1,517,674	2,929,025	184,121
Less Fees Waived by Advisor (Note 5)	—	—	(48,708)
Net Expenses	1,517,674	2,929,025	135,413

Net Investment Income	289,312	22,329,637	64,923

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains (Losses) from Sales of Investment Securities	(19,286,732)	1,916,890	(677,371)
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	47,518,438	85,617,099	2,535,339
Net Realized and Unrealized Gains on Investments	28,231,706	87,533,989	1,857,968

Net Increase in Net Assets Resulting from Operations	$28,521,018	$109,863,626	$1,922,891

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Operations
Net Investment Income	$289,312	$129,969	$22,329,637	$12,723,061	$64,923	$57,577
Net Realized Gains (Losses) from Sales of Investment Securities	(19,286,732)	(4,250,215)	1,916,890	(6,410,171)	(677,371)	(109,450)
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	47,518,438	(44,488,731)	85,617,099	(31,855,458)	2,535,339	(2,404,715)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,521,018	(48,608,977)	109,863,626	(25,542,568)	1,922,891	(2,456,588)

Distributions to Shareholders
From Net Investment Income	(289,699)	(166,993)	(22,321,790)	(12,721,928)	(64,966)	(57,584)
From Realized Gains from
Sales of Investment Securities	—	(90)	—	—	—	(20)
Decrease in Net Assets Resulting from Distributions	(289,699)	(167,083)	(22,321,790)	(12,721,928)	(64,966)	(57,604)

Capital Share Transactions
Proceeds from Shares Sold	38,366,279	91,493,554	427,167,789	90,783,143	974,523	1,833,951
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	283,090	160,798	20,458,627	11,707,847	64,634	57,604
Proceeds from Redemption Fees Collected (Note 2)	102,120	166,259	140,538	95,019	633	1,346
Shares Redeemed	(47,651,172)	(44,099,368)	(78,457,200)	(72,357,498)	(955,611)	(724,889)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,899,683)	47,721,243	369,309,754	30,228,511	84,179	1,168,012

Total Increase (Decrease) in Net Assets	19,331,636	(1,054,817)	456,851,590	(8,035,985)	1,942,104	(1,346,180)

Net Assets
Beginning of Year	118,348,630	119,403,447	234,644,752	242,680,737	6,076,361	7,422,541
End of Year	$137,680,266	$118,348,630	$691,496,342	$234,644,752	$8,018,465	$6,076,361

Undistributed Net Investment Income	$—	$—	$10,540	$2,693	$—	$—

Capital Shares Issued and Redeemed
Shares Sold	2,176,906	3,902,786	36,387,541	8,111,649	97,747	141,181
Shares Reinvested	12,346	9,343	1,725,901	1,049,814	5,146	6,070
Shares Redeemed	(2,769,984)	(2,145,132)	(6,769,178)	(6,427,734)	(89,700)	(61,035)
Net Increase (Decrease) from Fund Share Transactions	(580,732)	1,766,997	31,344,264	2,733,729	13,193	86,216
Shares Outstanding, Beginning of Year	6,656,940	4,889,943	22,785,126	20,051,397	631,229	545,013
Shares Outstanding, End of Year	6,076,208	6,656,940	54,129,390	22,785,126	644,422	631,229

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
Net Asset Value, Beginning of Year	$17.78	$24.42	$28.81	$29.67	$28.96

Income (Loss) from Investment Operations
Net Investment Income	0.05	0.02	0.07	0.05	0.02
Net Realized and Unrealized Gains (Losses) on Investment Securities	4.86	(6.65)	(1.13)	1.91	3.48
Total Income (Loss) from Investment Operations	4.91	(6.63)	(1.06)	1.96	3.50

Less Distributions
Dividends from Net Investment Income	(0.05)	(0.03)	(0.06)	(0.05)	(0.02)
Distributions from Net Realized Gains from Sales of Investment Securities	—	(0.00)*	(3.28)	(2.82)	(2.83)
Total Distributions	(0.05)	(0.03)	(3.34)	(2.87)	(2.85)

Proceeds from Redemption Fees Collected (Note 2)	0.02	0.02	0.01	0.05	0.06

Net Asset Value, End of Year	$22.66	$17.78	$24.42	$28.81	$29.67

Total Return	27.71%	(27.09% )	(3.68% )	6.71%	12.18%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$137,680	$118,349	$119,403	$148,787	$185,696

Ratio of Expenses to Average Net Assets	1.31%	1.29%	1.27%	1.26%	1.28%

Ratio of Net Investment Income to Average Net Assets	0.25%	0.10%	0.22%	0.12%	0.11%

Portfolio Turnover Rate	37%	38%	40%	38%	31%

*	Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
Net Asset Value, Beginning of Year	$10.30	$12.10	$12.28	$11.85	$12.13

Income (Loss) from Investment Operations
Net Investment Income	0.57	0.60	0.59	0.57	0.51
Net Realized and Unrealized Gains (Losses) on Investment Securities	2.47	(1.80)	0.24	0.43	(0.28)
Total Income (Loss) from Investment Operations	3.04	(1.20)	0.83	1.00	0.23

Less Distributions
Dividends from Net Investment Income	(0.57)	(0.60)	(0.59)	(0.57)	(0.51)
Distributions from Net Realized Gains from Sales of Investment Securities	—	—	(0.42)	—	—
Total Distributions	(0.57)	(0.60)	(1.01)	(0.57)	(0.51)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Year	$12.77	$10.30	$12.10	$12.28	$11.85

Total Return	30.22%	(10.19% )	6.83%	8.65%	1.96%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$691,496	$234,645	$242,681	$228,798	$234,728

Ratio of Expenses to Average Net Assets	0.70%	0.73%	0.70%	0.73%	0.72%

Ratio of Net Investment Income to Average Net Assets	5.33%	5.36%	4.70%	4.67%	4.34%

Portfolio Turnover Rate	35%	64%	37%	31%	49%

*	Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
Net Asset Value, Beginning of Year	$9.63	$13.62	$14.80	$13.11	$12.72

Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.10	0.09	0.18	0.06	(0.02)
Net Realized and Unrealized Gains (Losses) on Investment Securities	2.81	(3.99)	(0.15)	2.34	0.71
Total Income (Loss) from Investment Operations	2.91	(3.90)	0.03	2.40	0.69

Less Distributions
Dividends from Net Investment Income	(0.10)	(0.09)	(0.18)	(0.06)	—
Distributions from Net Realized Gains from Sales of Investment Securities	—	(0.00)*	(1.03)	(0.65)	(0.30)
Total Distributions	(0.10)	(0.09)	(1.21)	(0.71)	(0.30)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	—	0.00 *	0.00	*

Net Asset Value, End of Year	$12.44	$9.63	$13.62	$14.80	$13.11

Total Return	30.21%	(28.61% )	0.19%	18.28%	5.40%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$8,018	$6,076	$7,423	$7,448	$5,148

Ratio of Total Expenses to Average Net Assets	2.72%	2.78%	2.52%	2.85%	3.63%

Ratio of Net Expenses to Average Net Assets #	2.00%	2.00%	2.00%	2.00%	2.00%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%	0.03%	0.66%	(0.42% )	(1.79%	)

Ratio of Net Investment Income (Loss) to Average Net Assets #	0.96%	0.81%	1.18%	0.43%	(0.16%	)

Portfolio Turnover Rate	33%	46%	38%	23%	18%

*	Amount rounds to less than $0.01 per share.
#	After advisory fee waivers and expense reimbursements by the Advisor (Note 5).

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

1.  ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2.  ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities that are listed on a national securities exchange are valued at the last quoted sales price.  Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price.  Short-term investments may be valued at amortized cost which approximates market value.  The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees.  Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following:  only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities
• Level 2 – other significant observable inputs
• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009, by security type:

Berwyn Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$132,937,779	$—	$—	$132,937,779
Money Market Funds	—	4,853,631	—	4,853,631
Total	$132,937,779	$4,853,631	$—	$137,791,410

Berwyn Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$191,665,762	$—	$—	$191,665,762
Preferred Stocks	7,088,479	—	—	7,088,479
Corporate Bonds	—	393,422,602	—	393,422,602
U.S. Government & Agency Obligations	—	24,686,950	—	24,686,950
Money Market Funds	—	63,421,383	—	63,421,383
Total	$198,754,241	$481,530,935	$—	$680,285,176

Berwyn Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$7,262,020	$—	$—	$7,262,020
Exchange-Traded Funds	84,086	—	—	84,086
Money Market Funds	—	758,797	—	758,797
Total	$7,346,106	$758,797	$—	$8,104,903

Refer to each Fund’s Schedule of Investments for a listing of the Level 1 and Level 2 inputs by security type and industry type.

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the years ended December 31, 2009 and December 31, 2008, proceeds from redemption fees totaled $102,120 and $166,259, respectively, for Berwyn Fund, $140,538 and $95,019, respectively, for Berwyn Income Fund and $633 and $1,346, respectively, for Berwyn Cornerstone Fund.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

Securities Transactions and Investment Income: Security transactions are accounted for on trade date.  Gains and losses on securities sold are determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.  Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund.  Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes:  It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

3.  SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2009:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$40,288,171	$404,967,848	$2,043,441
Proceeds from sales and maturities of investment securities	$48,351,050	$129,534,514	$2,160,318

4.  TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	12/31/2009	$289,699	$—	$289,699
	12/31/2008	$166,993	$90	$167,083
Berwyn Income Fund	12/31/2009	$22,321,790	$—	$22,321,790
	12/31/2008	$12,721,928	$—	$12,721,928
Berwyn Cornerstone Fund	12/31/2009	$64,966	$—	$64,966
	12/31/2008	$57,584	$20	$57,604

The following information is computed on a tax basis for each item as of December 31, 2009:
	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$139,305,227	$625,694,378	$7,463,568
Gross Unrealized Appreciation	$22,801,262	$57,747,658	$1,081,304
Gross Unrealized Depreciation	(24,315,079)	(3,156,860)	(439,969)
Net Unrealized Appreciation (Depreciation) on Investment Securities	(1,513,817)	54,590,798	641,335
Undistributed Ordinary Income	—	10,540	—
Capital Loss Carryforwards	(20,341,406)	(3,224,176)	(748,799)
Total Distributable Earnings (Accumulated Deficit)	$(21,855,223)	$51,377,162	$(107,464)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2009, the Funds had the following capital loss carryforwards for federal income tax purposes.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

Expires	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
December 31, 2016	$935,781	$3,224,176	$23,346
December 31, 2017	19,405,625	—	725,453
	$20,341,406	$3,224,176	$748,799

During the year ended December 31, 2009, Berwyn Income Fund utilized capital loss carryforwards of $2,176,802 to offset current year realized gains.

During the year ended December 31, 2009, Berwyn Fund and Berwyn Cornerstone Fund reclassified distributions in excess of net investment income of $387 and $43, respectively, against paid-in capital on the Statements of Assets and Liabilities.  Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through December 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of an Investment Advisory Agreement (the “Advisory Agreements”).  Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 1.00%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed to waive its fees as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 2.00%. Accordingly, during the year ended December 31, 2009, the Advisor waived investment advisory fees of $48,708.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

The Chief Compliance Officer (the “CCO”) of the Trust is an officer of the Advisor.  Each Fund pays the Advisor $270 monthly for providing CCO services.  In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to these compliance services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 482,041 shares, 286,480 shares and 214,265 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2009.

AFFILIATED BROKER-DEALER
During the year ended December 31, 2009, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $75,462, $66,461 and $6,257, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds.  For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds’ aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6.  COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

7.  RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. All guidance contained in the Codification carries an equal level of authority.  The Codification supersedes all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification has become non-authoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009 and therefore the Funds have adopted SFAS 168 with these financial statements.  Management has evaluated this new pronouncement and has determined that it does not have a material impact on the determination or reporting of these financial statements.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No.2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No.2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No.2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No.2010-06 will have on the Funds’ financial statement disclosures.

8.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, GAAP requires the Funds to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on February 19, 2010 and has noted no such events.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund
and the Board of Trustees of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

            BBD, LLP

Philadelphia, Pennsylvania
February 19, 2010

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2009 – December 31, 2009).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds.  It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment.  The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the  prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (continued)

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$1,301.30	$7.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	$6.56

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,151.30	$3.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.73	$3.52

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$1,259.00	$11.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.12	$10.16

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Berwyn Fund	1.29%
Berwyn Income Fund	0.69%
Berwyn Cornerstone Fund	2.00%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q.  The filings are available upon request, by calling 1-800-992-6757.  Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.  The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The officers have been elected for an annual term.  The following are the Trustees and executive officers of the Trust:

Trustee/Officer	Address	Age	Position Held with the Trust	Length of Time Served
* Robert E. Killen	1199 Lancaster Avenue Berwyn, PA 19312	69	President and Trustee	Since February 1983**
Denis P. Conlon	1199 Lancaster Avenue Berwyn, PA 19312	62	Trustee	Since June 1992**
Deborah D. Dorsi	1199 Lancaster Avenue Berwyn, PA 19312	54	Trustee	Since April 1998**
* Kevin M. Ryan	1199 Lancaster Avenue Berwyn, PA 19312	62	Vice President and Chief Compliance Officer	Since October 2004***
Robert G. Dorsey	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	52	Vice President	Since April 2005
Mark J. Seger	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	48	Treasurer	Since April 2005
John F. Splain	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	53	Secretary	Since April 2005

*	Robert E. Killen and Kevin M. Ryan are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.
**	Reflects length of time served as a Trustee to the Trust and as a Director of the Trust’s predecessor entities, prior to the reorganization in April 1999.
***	Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust.  The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and sole shareholder of the Advisor.  He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer). Since January 2007, he is also President and Chief Executive Officer of Berwind Industrial Products Group (diversified manufacturing).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel and Chief Compliance Officer to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
(continued)

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds’ Statement of Additional Information (“SAI”).  To obtain a free copy of the SAI, please call 1-800-992-6757.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended December 31, 2009.  Certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $289,699, $4,631,993 and $64,966, respectively, as Qualified Dividend Income, which may be subject to a maximum rate of 15%.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

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THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Denis P. Conlon.  Mr. Conlon is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,900 and $33,900 with respect to the registrant’s fiscal years ended December 31, 2009 and 2008, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,800 and $7,800 with respect to the registrant’s fiscal years ended December 31, 2009 and 2008, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2009 and 2008, aggregate non-audit fees of $7,800 and $7,800, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds

By (Signature and Title)*	/s/ Robert E. Killen
Robert E. Killen, President

Date         March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert E. Killen
Robert E. Killen, President

Date         March 2, 2010

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date        March 2, 2010

* Print the name and title of each signing officer under his or her signature.